PHL VARIABLE ACCUMULATION ACCOUNT

                            Retirement Planner's Edge


      Supplement dated October 29, 1999 to Prospectus dated August 2, 1999



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All references to "Systematic Transfer Program" are now changed and the program is referred to as "Dollar Cost Averaging Progam."



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The following replaces the section "Additional Information - Free Look Period"
under the heading "Contract Summary" on page 9 of the prospectus:


ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review the Contract. If you are not satisfied, you may return it within 10 days after you receive it and cancel the Contract. You will receive in cash the adjusted value of the initial payment; however, if applicable state law requires, we will return the full amount of the initial payment.

    See "Free Look Period" for a detailed discussion.


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The following replaces the 3rd, 4th and 5th paragraphs in the section
"Transfers" under the heading "The Accumulation Period" on pages 15-16 of the prospectus:


OPTIONAL PROGRAMS

DOLLAR COST AVERAGING PROGRAM
    You also may elect to transfer funds automatically among the Subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the Subaccount from which funds will be transferred (sending Subaccount), and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. In addition, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending Subaccount or from the GIA but may be allocated to multiple receiving Subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a minimum 6-month period. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.

    Upon completion of the Dollar Cost Averaging Program, you must notify VPO at 800/541-0171 or in writing to VPMO to start another Dollar Cost Averaging Program.

    All transfers under the Dollar Cost Averaging Program will be executed based on values as of the first of the month rather than based on values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a Bank draft program or while the Asset Rebalancing Program is in effect.

    The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market.


ASSET REBALANCING PROGRAM
    Under the Asset Rebalancing Program, we transfer funds among the Subaccounts to maintain the percentage allocation you have selected among these


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Subaccounts. At your election, we will make these transfers on a monthly, quarterly, semiannual or annual basis. Asset Rebalancing does not permit transfers to or from the GIA or MVA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.


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Sentences 7 and 8 should be deleted from the 8th paragraph in the section
"Transfers" under the heading "The Accumulation Period" on page 16 of the prospectus.



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The following replaces the section "Free Look Period" under the heading
"Miscellaneous Provisions" on page 21 of the prospectus:



FREE LOOK PERIOD
    We may mail the Contract to you or we may deliver it to you in person. You may surrender a Contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the Subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial payment has been allocated to the MVA, we will apply the Market Value Adjustment, which can increase or decrease your initial payment. If applicable state law requires, we will return the full amount of any payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. In states that require return of premium during the Free Look Period, we will temporarily allocate those portions of your initial payment designated for the Subaccounts to the Phoenix-Goodwin Money Market Subaccount and those portions designated for the GIA and MVA will be allocated to those Accounts. At the expiration of the Free Look Period, the value of the Accumulation Units held in the Phoenix-Goodwin Money Market Subaccount will be allocated among the available Subaccounts in accordance with your allocation instructions on the application.


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